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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 18, 2005

COLLEGE LOAN CORPORATION TRUST 2005-2
(Issuer of the Notes)

COLLEGE LOAN LLC
(Sponsor of the Issuer of the Notes)

(Exact name of Co-Registrant as specified in its charter)

Delaware Delaware	333-112075-01 333-112075	32-6044730 32-0005932

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

16855 W. Bernardo Drive, Suite 100, San Diego, California                      92127

     (Address of principal executive offices)                                                  (Zip Code)

Registrant's telephone number, including area code (888) 972-6311

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

          This Current Report on Form 8-K is being filed with respect to certain agreements entered into in connection with the issuance by College Loan Corporation Trust 2005-2 of $1,400,000,000 aggregate principal amount of Student Loan Asset-Backed Notes, Series 2005-2.

Item 9.01.      Financial Statements, Pro Forma Financial Information and Exhibits.

           (d) Exhibits

                 Exhibit No.

                 1.1      An Underwriting Agreement, dated as of October 7, 2005, among Citigroup Global Markets Inc., J. P. Morgan Securities Inc., UBS Securities LLC and Goldman, Sachs & Co. as underwriters, College Loan Corporation and College Loan LLC.

                4.1      An Indenture of Trust, dated as of October 1, 2005, among College Loan Corporation Trust 2005-2, as issuer, JPMorgan Chase Bank, N.A., as indenture trustee, and Deutsche Bank Trust Company Americas, as eligible lender trustee.

                25.1      Statement of eligibility of trustee on Form T-1.

                99.1      An Amended and Restated Trust Agreement, dated as of October 1, 2005, between College Loan LLC, as sponsor, and Wilmington Trust Company, as Delaware trustee.

                99.2      A Servicing Administration Agreement, dated as of October 1, 2005, between College Loan Corporation Trust 2005-2 and College Loan Corporation, as servicing administrator.

                99.3      An Administration Agreement, dated as of October 1, 2005 among College Loan Corporation Trust 2005-2, as issuer, Wilmington Trust Company, as Delaware trustee, JPMorgan Chase Bank, N.A., as indenture trustee, Deutsche Bank Trust Company Americas, as eligible lender trustee and College Loan Corporation, as issuer administrator.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLLEGE LOAN CORPORATION TRUST I
COLLEGE LOAN CORPORATION
(Co-Registrants)

Dated: October 21, 2005	College Loan LLC, as Co-Registrant by College Loan Corporation, as Sole Economic Member By: /s/ Elizabeth Wood Name: Elizabeth Wood Title: Chief Financial Officer

Dated: October 21, 2005	College Loan Corporation Trust 2005-2, as Co-
Registrant, by College Loan Corporation as Sole
Economic Member of College Loan LLC, as
Sponsor

By:  /s/ Elizabeth Wood
       Name: Elizabeth Wood
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number 1.1	Description

An Underwriting Agreement, dated as of October 7, 2005, among Citigroup Global Markets Inc., J. P. Morgan Securities Inc., UBS Securities LLC and Goldman, Sachs & Co. as underwriters, College Loan Corporation and College Loan LLC.

4.1	An Indenture of Trust, dated as of October 1, 2005, among College Loan Corporation Trust 2005-2, as issuer, JPMorgan Chase Bank, N.A., as indenture trustee and Deutsche Bank Trust Company Americas, as eligible lender trustee.

25.1	Statement of eligibility of trustee on Form T-1.

99.1	An Amended and Restated Trust Agreement, dated as of October 1, 2005, between College Loan LLC, as sponsor and Wilmington Trust Company, as Delaware trustee.

99.2	A Servicing Administration Agreement, dated as of October 1, 2005, between College Loan Corporation Trust 2005-2 and College Loan Corporation, as servicing administrator.

99.3	An Administration Agreement, dated as of October 1, 2005, among College Loan Corporation Trust 2005-2, as issuer, Wilmington Trust Company, as Delaware trustee, JPMorgan Chase Bank, N.A., as indenture trustee, Deutsche Bank Trust Company Americas, as eligible lender trustee, and College Loan Corporation, as issuer administrator.